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                                                                    EXHIBIT 23.2

                               CONSENT OF COUNSEL

We hereby consent to the reference to us in the Prospectus constituting part of this Registration Statement on Form S-1, under the captions "Federal Income Tax Consequences," "Legal Matters" and "Experts."

New York, New York
August 29, 2003

                                           /s/ Dorsey & Whitney LLP
                                           ------------------------
                                           Dorsey & Whitney LLP